SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 27, 2007
SPARTECH CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-5911	43-0761773

(Commission File Number)	(IRS Employer Identification No.)
120 South Central Avenue, Suite 1700, Clayton, Missouri 63105
(Address of principal executive offices)            (Zip Code)
(314) 721-4242
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPARTECH CORPORATION
FORM 8-K
Item 7.01. Regulation FD Disclosure.
On September 27, 2007 Spartech Corporation issued a press release announcing that its Board of Directors had authorized a program to repurchase up to 2 million shares of its common stock, from time to time, in the open market or through privately negotiated transactions, depending on market conditions. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Description

99.1	Press Release: “Spartech Announces Stock Repurchase Program”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTECH CORPORATION
Date September 28, 2007	By	/s/ Jeffrey D. Fisher
Jeffrey D. Fisher
Senior Vice President, General Counsel and Secretary